Exhibit 10.3

December 22, 2024

Nordstrom, Inc.

1700 Seventh Avenue, Suite 1000

Seattle, WA 98101

Re:	Revolving Credit Agreement, dated as of May 6, 2022 (as amended or modified from time to time, the “Credit Agreement”), among Nordstrom, Inc., a Washington corporation (the “Borrower”), the Lenders from time to time party thereto and Wells Fargo Bank, National Association, as administrative agent (the “Agent”)

Ladies and Gentlemen:

Reference is hereby made to the Credit Agreement described above. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement.

The Borrower has informed the Agent and the Lenders that it may enter into an agreement with an entity affiliated with certain Lineal Descendants, related persons and El Puerto de Liverpool, S.A.B. de C.V., along with related ancillary agreements (collectively, the “Proposed Agreements”), to acquire a majority of the Capital Stock of the Borrower and to de-list the Borrower’s Capital Stock from the New York Stock Exchange. The Borrower has requested that the Required Lenders consent to the entry into the Proposed Agreements.

Notwithstanding anything to the contrary contained in the definition of “Change of Control” in Section 1.1 of the Credit Agreement or Sections 6.4 and 6.6 of the Credit Agreement, the Required Lenders hereby consent to the entry into the Proposed Agreements. For the avoidance of doubt, this consent does not permit the consummation of the transactions contemplated by the Proposed Agreements.

The consent contained herein is a one-time consent and is expressly limited to the purposes and matters set forth herein. Nothing contained herein shall constitute a waiver or modification of any other rights or remedies the Agent or any Lender may have under any Loan Document or Applicable Law. The Credit Agreement shall remain in full force and effect according to its terms (as modified by this letter). This letter is a Loan Document.

The Loan Parties represent and warrant to the Agent and each Lender that (a) the representations and warranties of the Loan Parties set forth in Article IV of the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of the date hereof (except to the extent a representation and warranty specifically refers to an earlier date and then as of such earlier date); provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof and (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

This letter may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart by facsimile or other secure electronic format (.pdf) shall be as effective as an original. This letter shall become effective upon the Agent's receipt of counterparts hereof duly executed by the Required Lenders and each of the Loan Parties. THIS LETTER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. The jurisdiction, service of process, waiver of venue and waiver of jury trial provisions of Sections 9.12 and 9.23 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and Lender

By:	/s/ Bina Barnes
Name:	Bina Barnes
Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as L/C Issuer and Lender

	By:	/s/ Michelle L. Walker
	Name:	Michelle L. Walker
	Title:	Director

U.S. BANK NATIONAL ASSOCIATION,
as L/C Issuer and Lender

	By:	/s/ Joyce P. Dorsett
	Name:	Joyce P. Dorsett
	Title:	Senior Vice President

Fifth Third Bank, National Association,
as a Lender

	By:	/s/ Nate Calloway
	Name:	Nate Calloway
	Title:	Corporate Banking Associate, Officer

JPMorgan Chase Bank, N.A.,
as a Lender

	By:	/s/ Sean Bodkin
	Name:	Sean Bodkin
	Title:	Executive Director

MUFG Bank, Ltd.,
as a Lender

	By:	/s/ Cameron Farrell
	Name:	Cameron Farrell
	Title:	Vice President

The Bank of Nova Scotia,
as Canadian L/C Issuer and Lender

	By:	/s/ Todd Kennedy
	Name:	Todd Kennedy
	Title:	Managing Director

The Toronto-Dominion Bank, New York Branch,
as a Lender

	By:	/s/ Victoria Roberts
	Name:	Victoria Roberts
	Title:	Authorized Signatory

Goldman Sachs Bank USA,
as a Lender

By:	/s/ Priyankush Goswami
Name:	Priyankush Goswami
Title:	Authorized Signatory

Morgan Stanley Bank, N.A.,
as a Lender

By:	/s/ Gretell Merlo
Name:	Gretell Merlo
Title:	Authorized Signatory

KeyBank National Association,
as a Lender

By:	/s/ Tad L. Stainbrook
Name:	Tad L. Stainbrook
Title:	Senior Vice President

The Bank of New York Mellon,
as a Lender

By:	/s/ Thomas J. Tarasovich, Jr.
Name:	Thomas J. Tarasovich, Jr.
Title:	Senior Vice President

Bank of Hawaii,
as a Lender

By:	/s/ Terri L. Okada
Name:	Terri L. Okada
Title:	Senior Vice President

Accepted and Agreed to:

BORROWER:	NORDSTROM, INC.

	By:	/s/ Randolph R. Kanai
	Name:	Randolph R. Kanai
	Title:	Vice President Controller

GUARANTORS:	NORDSTROM, INC.

	By:	/s/ Randolph R. Kanai
	Name:	Randolph R. Kanai
	Title:	Vice President Controller

NIHC, INC.

	By:	/s/ Brian DeFoe
	Name:	Brian DeFoe
	Title:	Secretary

NORDSTROM CARD SERVICES, INC.

	By:	/s/ Brian DeFoe
	Name:	Brian DeFoe
	Title:	Secretary